Exhibit 99.4

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED JANUARY 23, 2023 (THE “PROSPECTUS SUPPLEMENT”), AND THE ACCOMPANYING BASE PROSPECTUS DATED SEPTEMBER 14, 2020 AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT ARE AVAILABLE UPON REQUEST FROM GEORGESON LLC, THE INFORMATION AGENT, BY CALLING (866) 391-7007.

AMERICAN STRATEGIC INVESTMENT CO.

BENEFICIAL OWNER ELECTION FORM

I (We), the beneficial owner(s) of shares of Class A common stock, par value $0.01 per share (the “Common Stock”), of American Strategic Investment Co., a Maryland corporation (the “Company”), acknowledge receipt of your letter, the Company’s prospectus dated September 14, 2020 (as supplemented by the Prospectus Supplement, the “Prospectus”), and the other enclosed materials relating to the offering of shares of Common Stock issuable upon the exercise of subscription rights (“Subscription Rights”) as described in the Prospectus Supplement.

In this form, I (we) instruct you whether to exercise Subscription Rights to purchase shares of Common Stock distributed with respect to the Common Stock held by you for my (our) account, pursuant to the terms and subject to the conditions set forth in the Prospectus Supplement and the related “Form of Instructions as to Use of American Strategic Investment Co. Rights Certificates.”

I (We) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1.	☐	Please DO NOT EXERCISE SUBSCRIPTION RIGHTS for shares of Common Stock.

If you checked Box 1, please sign and date this form and mail it to your broker, custodian bank or your other nominee that holds your shares.

Box 2.	☐	Please EXERCISE SUBSCRIPTION RIGHTS for shares of Common Stock as set forth below.

If you checked Box 2, please fill out the table shown below. Next, please check Box 3 and/or Box 4, as applicable, and fill out the information indicated under Box 3 and/or Box 4, as applicable. Please then sign and date this form and mail it to your broker, custodian bank or other nominee that holds your shares.

The number of Subscription Rights for which the undersigned gives instructions for exercise under the subscription privilege should not exceed the number of Subscription Rights that the undersigned is entitled to exercise.

	Number of Subscription Rights Exercised		Initial Ratio		Number of Shares of Common Stock Subscribed For, Rounded Down to the Nearest Whole Number		Per Share Initial Subscription Price (the “Initial Price”)		Payment
Basic Subscription Right:		x	0.20130805	=		x	$ 12.95	=	$_________ (Line 1)
Over-Subscription Option:						x	$ 12.95	=	$_________ (Line 2)
Total Payment Required:									$_________ (Sum of Lines 1 and 2)

Box 3.	☐	Payment in the following amount is enclosed: $__________.

Box 4.	☐	Please deduct payment of $__________ from the following account maintained by you:

The total of Box 3 and 4, together, must equal the sum of lines 1 and 2 from Box 2 above.

Type of Account: _________________ Account No.: ____________________

I (We) on my (our) behalf, or on behalf of any other person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

•	irrevocably elect to purchase the number of shares of Common Stock indicated above upon the terms and conditions specified in the Prospectus Supplement; and

•	agree that if I (we) fail to pay for the shares of Common Stock I (we) have elected to purchase, you may exercise any remedies available to you under law.

Name of beneficial owner(s): ____________________

Signature of beneficial owner(s): ______________________

Date: ________________________

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name: __________________________

Capacity: ________________________

Address (including Zip Code): _________________________

Telephone Number: ________________________

PLEASE MAKE SURE THAT YOU USE THE CORRECT ADDRESS. You may want to check this address with your broker.